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                                EXHIBIT (8)(c)(1)

                                 FORM OF AMENDED
                             EXHIBIT A AND EXHIBIT B
                                   (FEDERATED)

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                                     AMENDED
                            EXHIBIT A AND EXHIBIT B
                              EFFECTIVE May 1, 2003

                    ACCOUNT(S), POLICY(IES) AND PORTFOLIO(S)
                     SUBJECT TO THE PARTICIPATION AGREEMENT

Account             Separate Account VA A
                    Retirement Builder Variable Annuity Account
                    Separate Account VA I
                    Separate Account VA F
                    Separate Account VA P

Policies            The Atlas Portfolio Builder Variable Annuity
                    Retirement Income Builder Variable Annuity
                    Portfolio Select Variable Annuity
                    Principal-Plus Variable Annuity
                    Premier Asset Builder Variable Annuity
                    Flexible Premium Variable Annuity - A

Portfolios          Federated American Leaders Fund II
                    Federated High Income Bond Fund II
                    Federated International Small Company Fund II
                    Federated Prime Money Fund II
                    Federated Quality Bond Fund II
                    Federated Small Cap Strategies Fund II
                    Federated Capital Income Fund II
                    Federated Kaufmann Fund II


TRANSAMERICA LIFE INSURANCE               FEDERATED INSURANCE SERIES
COMPANY

By its authorized officer,                By its authorized officer,

By:                                       By:
   -------------------------                 -------------------------------

Name:    Larry N. Norman                 Name:
     ---------------------------              ------------------------------

Title:   President                       Title:
      --------------------------               -----------------------------



FEDERATED SECURITIES CORP.
By its authorized officer,

By:
   -----------------------------

Name:
     ---------------------------


Title:
      --------------------------